UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 1, 2004


                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                       0-27084                75-2275152
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(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


     851 West Cypress Creek Road, Ft. Lauderdale, Florida            33309
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         (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (954) 267-3000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

         On March 1, 2004, the Company issued a press release announcing that it completed its acquisition of privately held Expertcity.com, Inc., a Delaware corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CITRIX SYSTEMS, INC.



Date: March 1, 2004     By:  /s/ David J. Henshall
                             ------------------------------------
                             Name: David J. Henshall
                             Title: Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number       Description
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99.1                 Press release dated March 1, 2004 of Citrix Systems, Inc.